EXHIBIT A
JOINT FILER INFORMATION - THE REPORTING PERSONS

TRIAGE CAPITAL MANAGEMENT, L.P.
-------------------------------
Name:  TRIAGE Capital Management, L.P.
Address:  401 City Avenue, Suite 526
             Bala Cynwyd, PA   19004
Designated Filer:  TRIAGE Management LLC
Issuer & Ticker Symbol:  NetWolves Corporation ("WOLV")
Date of Events Requiring Statement:  7/10/02 and 2/3/03

Signature:         TRIAGE Capital Management, L.P.,
                   by its General Partner, TRIAGE Management LLC


                  By: /s/ LEON FRENKEL
                  ---------------------------------------------------
                  Name:   Leon Frenkel
                  Title:  Senior Managing Member



LEON FRENKEL
------------
Name:  Leon Frenkel
Address:  401 City Avenue, Suite 526
             Bala Cynwyd, PA   19004
Designated Filer:  TRIAGE Management LLC
Issuer & Ticker Symbol:  NetWolves Corporation ("WOLV")
Date of Events Requiring Statement:  See Exhibit B

Signature:        /s/ LEON FRENKLE
                  ---------------------------------------------------
                      Leon Frenkel



TRIAGE OFFSHORE FUND, LTD.
--------------------------
Name:  TRIAGE Offshore Fund, Ltd.
Address:  c/o I.F.A
           48 Par La Ville Road
           Suite 464
           Hamilton HW11
           Bermuda
Designated Filer:  TRIAGE Management LLC
Issuer & Ticker Symbol:  NetWolves Corporation ("WOLV")
Date of Events Requiring Statement:  7/10/02 and 2/3/03

Signature:         TRIAGE Offshore Fund, Ltd.


                  By: /s/ LEON FRENKEL
                  ---------------------------------------------------
                  Name:    Leon Frenkel
                  Title:   Senior Managing Director



PERISCOPE L.P.
--------------
Name:  Periscope L.P.
Address:  401 City Avenue, Suite 526
             Bala Cynwyd, PA   19004
Designated Filer:  TRIAGE Management LLC
Issuer & Ticker Symbol:  NetWolves Corporation ("WOLV")
Date of Events Requiring Statement:  See Exhibit B

Signature:         Periscope L.P.



                  By: /s/ LEON FRENKEL
                  ---------------------------------------------------
                  Name:   Leon Frenkel
                  Title:  General Partner

ALLA FRENKEL
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Name:  Alla Frenkel, individually and as an individual and as Custodian of the Max Pasternack UGMA and as Custodian of the Zoe Pasternack UGMA
Address: 1323 Valley Road, Villanova, PA  19085
Designated Filer:  TRIAGE Management LLC
Issuer & Ticker Symbol:  NetWolves Corporation ("WOLV")
Date of Events Requiring Statement: See Exhibit B

Signature:         /s/ ALLA FRENKEL
                  ---------------------------------------------------
                  Alla Frenkel
                  as an individual and as Custodian of the Max Pasternack UGMA and as Custodian of the Zoe Pasternack UGMA



OTA LLC
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Name:  OTA LLC
Address:   One Manhattanville Road, Purchase
           New York,  10577
Designated Filer:  TRIAGE Management LLC
Issuer & Ticker Symbol:  NetWolves Corporation ("WOLV")
Date of Events Requiring Statement:  7/10/02 and 2/3/03

Signature:         OTA LLC


                  By: /s/ RICHARD CAYNE
                  ---------------------------------------------------
                  Name: Richard Cayne
                  Title:



TRIAGE ADVISORS, LLC
Name:  TRIAGE Advisors, LLC
Address:  401 City Avenue, Suite 526
          Bala Cynwyd, PA   19004
Designated Filer:  TRIAGE Management LLC
Issuer & Ticker Symbol:  NetWolves Corporation ("WOLV")
Date of Events Requiring Statement:  7/10/02 and 2/3/03

Signature:         TRIAGE Advisors, LLC


                  By: /s/ LEON FRENKEL
                  ---------------------------------------------------
                  Name:   Leon Frenkel
                  Title:  Managing Member